Exhibit 10.1

INTERACTIVE INTELLIGENCE GROUP, INC.

RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER 2006 EQUITY INCENTIVE PLAN

This Agreement (“Agreement”), effective as of ________ __, 20__ (“Award Date”), is by and between Interactive Intelligence Group, Inc. (“Company”) and ____________________ (“Grantee”).

The Grantee now serves the Company or a Subsidiary as an Employee, a Non-Employee Director or a consultant, and in recognition of the Grantee’s valued services, the Company, through the Compensation Committee (“Committee”), desires to provide an opportunity for the Grantee to receive an award, pursuant to the provisions of the Interactive Intelligence Group, Inc. 2006 Equity Incentive Plan, as amended (“Plan”), the value of which is based on the Company’s stock, further aligning the Grantee’s interests with those of the Company’s shareholders.

In consideration of the terms and conditions of this Agreement and the Plan, the terms of which are incorporated as a part of this Agreement, the parties agree as follows:

1. Grant of Restricted Stock Units. As of the date indicated above, the Company hereby awards the Grantee ________ Restricted Stock Units (“RSUs”).

2. Vesting/Period of Restriction. Subject to the terms of the Plan and this Agreement, including Sections 6 and 7 below, and except as otherwise provided in this Section 2, the RSUs granted pursuant to this Agreement shall be subject to the restrictions and conditions set forth herein during the period from the Award Date until such RSUs become vested and nonforfeitable (the “Period of Restriction”).

(a)

As soon as practicable following the approval of the Company’s audited results for fiscal year 20__ (the “Performance Period”) by the Audit Committee of the Company’s Board of Directors, the Committee shall determine whether and the extent to which the performance criteria set forth in Annex A have been satisfied and the number of RSUs earned by the Grantee (the “Earned RSUs”). The date on which the Committee makes its determination is hereinafter referred to as the “Determination Date”.

(b)

Except as otherwise set forth in Section 6 below, one fourth of the Earned RSUs shall become vested and nonforfeitable, meaning that the applicable Period of Restriction shall expire, on the later of (i) the Determination Date, or (ii) the first anniversary of the Award Date, provided the Grantee has been continuously employed by, or has continuously provided service to, the Company or a subsidiary of the Company since the Award Date; an additional one fourth of the Earned RSUs shall become vested and nonforfeitable, meaning that the applicable Period of Restriction shall expire, on each of the second, third and fourth anniversaries of the Award Date, provided the Grantee has been continuously employed by, or has continuously provided service to, the Company or a subsidiary of the Company since the Award Date.

Exhibit 10.1

3.Non-transferability. Except as otherwise provided in this Agreement or the Plan, the Grantee may not sell, assign, transfer, pledge or otherwise dispose of or encumber any of the RSUs, or any interest therein. Any purported sale, assignment, transfer, pledge or other disposition or encumbrance in violation of this Agreement or the Plan will be void and of no effect. The RSUs shall be subject to forfeiture until the Grantee becomes vested in the Award in accordance with Section 2 of this Agreement.

4.Settlement and Payment of the Award. The date on which the applicable Period of Restriction expires with respect to Earned RSUs is hereinafter referred to as the “Settlement Date” for those vested Earned RSUs.  On the first business day after the applicable “Settlement Date”, or as soon as administratively practicable thereafter, settlement and payment of the vested Earned RSUs shall be made. Payment shall be made not later than the 15th day of the third month following the Settlement Date. The vested Earned RSUs shall be settled and paid in Shares, in the amount of one Share for each Earned RSU being settled, either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Company in its discretion, subject to Section 8 below.

5.Limitations on Rights. The RSUs do not provide the Grantee with any rights of a shareholder of the Company. The Grantee shall have no rights as a shareholder of the Company, no rights to regular, periodic cash dividends or dividend equivalents and no voting rights with respect to the RSUs or any Shares issuable in respect of such RSUs, until Shares, if any, are actually delivered to and held of record by the Grantee. Until any RSUs are actually paid, the RSUs will be unfunded, unsecured obligations of the Company.

6.Termination of Service.

(a)

Upon termination of the Grantee’s employment or service due to death or Disability during the Performance Period, [the Committee shall determine the number of Earned RSUs (1) based on the level of performance achieved as of the date of the termination, if determinable, or (2) at the target level, if not determinable. The amount of Earned RSUs may be computed under the following formula: number of RSUs times (number of full months elapsed in the Performance Period prior to the termination of the Grantee’s employment or service due to death or Disability divided by 12) times the percentage of the performance level achieved immediately prior to the effective date of the termination of employment or service][the Committee shall determine the number of Earned RSUs based on the following formula: number of RSUs times (number of full months elapsed in the Performance Period prior to the termination of the Grantee’s employment or service due to death or Disability divided by 12) times the percentage of the performance level achieved for the Performance Period][.  One fourth of such Earned RSUs shall become vested and nonforfeitable, meaning that the applicable Period of Restriction shall expire. The vested Earned RSUs shall be settled and paid at the time and in the form specified in Section 4 of this Agreement but in no event later than two and one half months after the end of the Performance Period.  The remaining three fourths of such

Exhibit 10.1

Earned RSUs shall be forfeited by the Grantee][none of the RSUs shall have been earned and the Grantee will forfeit all of the RSUs].
(b)

[Once the number of Earned RSUs has been determined pursuant to subsection (a) or][u][U]pon termination of the Grantee’s employment or service due to death or Disability after the end of the Performance Period, the Period of Restriction on the Ratable Portion of the Earned RSUs will lapse, and those Earned RSUs will be free of restrictions and will not be forfeited, and settlement and payment of such Earned RSUs will occur at the time and in the form specified in Section 4 of this Agreement. The “Ratable Portion” of the Earned RSUs is equal to (1) the number of Earned RSUs multiplied by the portion (expressed as a percentage) of the applicable Period of Restriction that expired on the date of the Grantee’s death or Disability, reduced by (2) the number of Earned RSUs with respect to which the applicable Period of Restriction had lapsed as of the date of the Grantee’s death or Disability.

(c)

Upon termination of the Grantee’s employment or service for any reason other than death or Disability, except as provided in Section 19 of the Plan, the Grantee will forfeit all RSUs that, at the time of termination of employment or service, remain subject to the Period of Restriction imposed by Section 2 of this Agreement.

7.Change in Control.  [If the Grantee’s employment or service is involuntarily terminated during the Performance Period, for whatever reason, at any time within 12 months after a Change in Control, the number of Earned RSUs shall be determined in accordance with Section 19(a)(ii) of the Plan and the number of vested Earned RSUs shall be determined in accordance with Section 19(a)(i) of the Plan.  If the Grantee’s employment or service is involuntarily terminated after the end of the Performance Period, for whatever reason, at any time within 12 months after a Change in Control, the number of vested Earned RSUs shall be determined in accordance with Section 19(a)(i) of the Plan.][If the Grantee has entered into a Change of Control and Retention Agreement (a “Retention Agreement”) with the Company,

(a)in the event of the Grantee’s Termination Upon Change of Control (as defined in such Retention Agreement) during the Performance Period, the Committee shall determine the number of Earned RSUs (1) based on the level of performance achieved as of the date of the Termination Upon Change of Control, if determinable, or (2) at the target level, if not determinable.  The amount of Earned RSUs may be computed under the following formula:  number of RSUs times (number of full months elapsed in the Performance Period prior to the Grantee’s Termination Upon Change of Control divided by 12) times the percentage of the performance level achieved immediately prior to the Termination Upon Change of Control, if determinable, or at the target level, if not determinable.  One-half of the Earned RSUs shall become vested and nonforfeitable, meaning that the applicable Period of Restriction shall expire.  The vested Earned RSUs shall be settled and paid at the time and in the form specified in Section 4 of this Agreement but in no event later than two and one half months after the end of the Performance Period.  The remaining one half of such Earned RSUs shall be forfeited by the Grantee.

Exhibit 10.1

(b)in the event of the Grantee’s Termination Upon Change of Control after the end of the Performance Period, the number of vested Earned RSUs shall be determined in accordance with Section 2.3(b) of the Retention Agreement.]

8.Withholding. Prior to the delivery of any Shares pursuant to this Award, the Company has the right and power to deduct or withhold, or require the Grantee to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements, which shall not exceed the amount determined by the applicable minimum statutory tax withholding rate (or such other rate as will not result in a negative accounting impact). The Company may permit or require the Grantee to satisfy all or part of the tax withholding obligations in connection with this Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six (6) months (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes), in each case having a value equal to the amount to be withheld. For these purposes, the value of the Shares to be withheld or delivered will be equal to the Fair Market Value as of the date that the taxes are required to be withheld.

9.Notices. All notices and other communications required or permitted under this Agreement shall be written and delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt required, addressed as follows: if to the Company, to the Company’s executive offices in Indianapolis, Indiana, and if to the Grantee or his or her successor, to the address last furnished by the Grantee to the Company. Notwithstanding the foregoing, though, the Company may authorize notice by any other means it deems desirable or efficient at a given time, such as notice by facsimile or electronic mail (e-mail).

10.No Employment or Service Rights. Neither the Plan nor this Agreement confers upon the Grantee any right to continue in the employ or service of the Company or interferes in any way with the right of the Company to terminate the Grantee’s employment or service at any time.

11.Defined Terms. All of the defined terms, or terms that begin with capital letters and have a special meaning for purposes of this Agreement, have the meaning ascribed to them in this Agreement. All defined terms to which this Agreement does not ascribe a meaning have the meaning ascribed to them in the Plan.

12.Plan Controlling. The terms and conditions set forth in this Agreement are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Company are binding and conclusive upon the Grantee and his or her legal representatives. The Grantee agrees to be bound by the terms and provisions of the Plan.

The Company and the Grantee have executed this Agreement as of the date first above written.

 ________________________________

[GRANTEE SIGNATURE]

Exhibit 10.1

Print Name: ______________________

INTERACTIVE INTELLIGENCE GROUP, INC.

By: ________________________________

Print Name: _________________________

Title: _______________________________

Exhibit 10.1

ANNEX A

PERFORMANCE CRITERIA

The number of RSUs that may be earned with respect to this Award shall be determined as follows:

Shares will be rounded to the nearest whole share earned.

Exhibit 10.1

ANNEX B

INTERACTIVE INTELLIGENCE GROUP, INC.
STOCK OPTION AND/OR EQUITY INCENTIVE PLANS

BENEFICIARY DESIGNATION

I hereby designate the following as my beneficiary or beneficiaries under the stock option and/or equity incentive plans of Interactive Intelligence Group, Inc. (the “Plans”) to receive any benefits to which I am entitled at the time of my death under such Plans.

A.	Primary Beneficiary(ies). If more than one beneficiary is named, those surviving me receive equal shares unless otherwise noted.

Name:

Address:

Social Security Number:

Relationship to Participant:

Name:

Address:

Social Security Number:

Relationship to Participant:

Name:

Address:

Social Security Number:

Relationship to Participant:

Exhibit 10.1

Name:

Address:

Social Security Number:

Relationship to Participant:

B.Contingent Beneficiary(ies):  If more than one Contingent Beneficiary is named, those surviving me and the Primary Beneficiary(ies) designated above receive equal shares unless otherwise noted.  This designation shall apply if no Primary Beneficiary is living at the time of my death.

Name:

Address:

Social Security Number:

Relationship to Participant:

Name:

Address:

Social Security Number:

Relationship to Participant:

Name:

Address:

Social Security Number:

Relationship to Participant:

Name:

Address:

Exhibit 10.1

Social Security Number:

Relationship to Participant:

I understand that this beneficiary designation revokes any prior beneficiary designations under the Plans and that I may change this beneficiary designation at any time before my death by filing a new beneficiary election with the Committee.  I further understand that any changed designation will apply to all of my benefits under the Plans, other than the Excluded Awards.

GRANTEE

Signature

SSN:

Date:

ACCEPTED on behalf of Committee by:

Date: